---------------------------
                           The latest report from your
                             Fund's management team
                           ---------------------------

                                 ANNUAL REPORT
--------------------------------------------------------------------------------


                               [GRAPHIC OMITTED]


                                 Massachusetts

                                    Tax-Free

                                  Income Fund

                               FEBRUARY 29, 2000

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                  ---------------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                                Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                  --------------------------------------------


=================================CEO CORNER=====================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks - primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to first paragraph.]
--------------------------------------------------------------------------------

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

                 By Dianne Sales, CFA, Barry H. Evans, CFA, and
                  Frank A. Lucibella, CFA, Portfolio Managers

                                  John Hancock
                             Massachusetts Tax-Free
                                  Income Fund

                  Climbing interest rates hurt municipal bonds
                  --------------------------------------------

It has been a rough road for municipal bonds over the last six months as the Federal Reserve continued to raise interest rates in an attempt to put the brakes on inflationary pressures and an overheating economy. Although some commodity prices such as oil have spiked up, overall inflation still appears to be under control. Nonetheless, the Federal Reserve's preemptive interest-rate hikes drove bond prices down during the period.

         Also adding to the downward pressure on municipal bonds was the lack of liquidity in the market. Cash flow into municipal bonds virtually dried up as investors became disenchanted with falling bond prices and were enticed into the stock market by higher returns.

Fund performance

Given the market backdrop, municipal bonds posted disappointing returns for the period. For the six months ended February 29, 2000, John Hancock Massachusetts Tax-Free Income Fund's Class A, Class B and Class C shares returned -1.13%, -1.48% and -1.48%, respectively, at net asset value. By comparison, the average Massachusetts municipal bond fund returned -1.21% for the same period, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock Massachusetts Tax-Free Income Fund. Caption below reads "Fund management team members (l-r):
"Dianne Sales, Barry Evans and Frank Lucibella."]
--------------------------------------------------------------------------------

"...municipal bonds posted disappointing returns for the period."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


"... the Fund's health-care holdings were a disappointment."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into ten sections (from top to left): Industrial Development 2%, Housing 6%, Electric 7%, Water & Sewer 8%, Industrial Revenue 8%, General Obligation 8%, Other 10%, Transportation 13%, Education 18% and Health 20%. A note below the chart reads "As a percentage of net assets on February 29, 2000."]
--------------------------------------------------------------------------------

you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Performance scorecard

In this difficult environment, the Fund benefited from managing the interest-rate sensitivity - or duration - of the portfolio. The shorter the duration, the less sensitive the Fund will be to interest-rate changes. From September through December, we shortened the Fund's duration, which protected the Fund when rates climbed in the back half of the year. We began to cautiously push out the Fund's duration to a neutral position at the start of this year since, although there are still more rate hikes to come, a goodly portion is already priced into the market.

         On the negative side, the Fund's health-care holdings were a disappointment. Federal reductions

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Health-care bonds followed by a down arrow with the phrase "Cuts in government reimbursements." The second listing is Industrial development bonds followed by a down arrow with the phrase "Profit margin concerns." The third listing is High-grade bonds followed by a sideways arrow with the phrase "Losses contained by strong demand." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

in Medicare and Medicaid reimbursements turned out to be more severe than industry experts - and even the government - had anticipated. In fact, Massachusetts' largest HMO, Harvard Pilgrim Health (HPH) shocked the market in December by reporting significantly higher-than-expected losses, due to accounting problems. As a result, the state put HPH into protective receivership to enable a workout plan to be developed. This development had a negative impact on the state's health-care names. While the Fund does own HPH, our holdings were insured and carried a AAA rating. Therefore, even if the issuer were to default, full and timely payment of the debt is insured by a AAA-rated insurance agency.

Restructuring  the portfolio

It's important to remember, especially in a tough market, that bond prices will eventually turn around. So it's critical to maintain a long-term investment perspective and to consistently focus on positioning the Fund for the future. Given that, we've taken advantage of rising interest rates and the downturn in the municipal bond market to begin gradually restructuring the portfolio.

         To start, the jump in interest rates has allowed us to trade some of our lower-yielding bonds for higher-yielding ones, improving the overall yield of the portfolio. Second, we've also continued to improve the Fund's call protection. Call protection guards against a bond's being redeemed by the issuer for a certain period of time. Good call protection is important when interest rates are falling, because issuers often try to refinance their bonds at lower interest rates. If a bond gets "called away," or redeemed early, then investors are forced to reinvest their money in bonds with lower yields. Weak bond markets are good for the disciplined investor, because negative price

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 29, 2000." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -1.13% total return for John Hancock Massachusetts Tax-Free Income Fund Class A. The second bar represents the -1.48% total return for John Hancock Massachusetts Tax-Free Income Fund Class B. The third bar represents the -1.48% total return for John Hancock Massachusetts Tax-Free Income Fund Class C. The fourth bar represents the -1.21% total return for Average Massachusetts municipal bond fund. A note below the chart reads "Total returns for John Hancock Massachusetts Tax-Free Income Fund are at net asset value with all distributions reinvested. The average Massachusetts municipal bond fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

action often diverts attention from factors like coupon structure and call protection. It is the perfect time to add long-term value at inexpensive levels.

         While rates have recently been on the rise, overall inflation is still very contained by historical standards. A proactive Fed has proven to be a boon to bond investors over time. As they say, what goes up, comes back down. When rates do, the Fund will be well positioned with strong call protection.

State status

The Massachusetts economy is still growing strongly and the state has built a nice surplus. However, Massachusetts is now facing some fiscal challenges. As mentioned earlier, health-care reimbursements remain under pressure, and legislators are starting to look at ways to provide additional relief. What's more, the state's highway and tunnel project, known as the "Big Dig," has recently encountered budget overruns. The state has until late March to develop a financing plan acceptable to the federal government, or face the prospect of reduced federal funding for transportation needs.

Bond outlook

In the short-term, bond investors could be in for a bumpy ride. The Federal Reserve has clearly indicated that it is concerned about an overheating economy and budding inflation. Given that, we believe that the Federal Reserve is likely to stay focused on interest rates. Concerns about rising rates are likely to keep investors nervous and the bond market volatile in the near term.

         As for municipal bonds, the technical conditions are improving. For starters, the supply/demand factors in the municipal market are improving. In 1999, new issuance dropped 25%. So far in 2000, it's down roughly 40%. As demand for municipal bonds begins to pick up, they will be harder to come by and that is likely to drive prices higher.

         In addition, higher interest rates will eventually put a damper on the economy's strong growth. When that happens, we are likely to see interest rates peak and eventually resume their decline. Our discipline is to stay fully invested, and we will continue to restructure the portfolio so that it is well positioned when the market does turn the corner.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...the supply/demand factors in the municipal market are improving."

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Massachusetts Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please read your prospectus carefully before you invest or send money.

Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended December 31, 1999

                                                      ONE      FIVE     TEN
                                                      YEAR     YEARS    YEARS
                                                     -------  -------  --------
Cumulative Total Returns                             (8.53%)   29.88%   79.58%
Average Annual Total Returns(1)                      (8.53%)    5.37%    6.03%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended December 31, 1999

                                                                         SINCE
                                                               ONE     INCEPTION
                                                               YEAR    (10/3/96)
                                                              -------  --------
Cumulative Total Returns                                       (9.46%)   9.50%
Average Annual Total Returns(1)                                (9.46%)   2.84%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended December 31, 1999

                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------
Cumulative Total Return                                               (6.04%)
Average Annual Total Return(1)                                        (6.04%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of February 29, 2000

                                                                      SEC 30-DAY
                                                                        YIELD
                                                                       --------

John Hancock Massachusetts Tax-Free Income Fund: Class A(1)             5.02%
John Hancock Massachusetts Tax-Free Income Fund: Class B(1)             4.56%
John Hancock Massachusetts Tax-Free Income Fund: Class C(1)             4.56%

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fee has been reduced by balance credits during the period. Without the reductions of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (8.84%), 4.99% and 5.37%, respectively. The average annual total returns for the one-year period and since inception for Class B shares would have been (9.76%) and 2.48%, respectively. The total return since inception for Class C shares would have been (6.37%). Without the reductions of expenses, the yield for Class A, Class B and Class C shares would have been 4.67%, 4.21% and 4.21%, respectively.

(2) Not annualized.

================================================================================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock Massachusetts Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is not indicative of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,303 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on
August 31, 1989, before sales charge, and is equal to $19,473 as of February
29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $18,597 as of February 29, 2000.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $11,762 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,304 as of February 29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $11,004 as of February 29, 2000.

Line chart with the heading John Hancock Massachusetts Tax-Free Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,778 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock Massachusetts Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $9,542 as of February 29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock Massachusetts Tax-Free Income Fund, after sales charge, and is equal to $9,446 as of February 29, 2000.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 29, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $67,401,948)..............    $66,183,235
  Joint repurchase agreement (cost - $354,000) ................        354,000
                                                                --------------
                                                                    66,537,235
 Interest receivable ..........................................      1,092,485
 Other assets .................................................          4,195
                                                                --------------
                             Total Assets .....................     67,633,915
                             -------------------------------------------------
Liabilities:
 Payable for shares repurchased ...............................         41,507
 Dividend payable .............................................          2,670
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B .....................................         48,941
 Accounts payable and accrued expenses ........................         34,452
                                                                --------------
                             Total Liabilities ................        127,570
                             -------------------------------------------------
Net Assets:
 Capital paid-in ..............................................     69,431,126
 Accumulated net realized loss on investments
  and financial futures contracts .............................       (708,945)
 Net unrealized depreciation of investments ...................     (1,218,713)
 Undistributed net investment income ..........................          2,877
                                                                --------------
                             Net Assets .......................    $67,506,345
                             =================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $53,671,876/4,709,440 ..............................         $11.40
 =============================================================================
 Class B - $13,147,134/1,153,595 ..............................         $11.40
 =============================================================================
 Class C - $687,335/60,310 ....................................         $11.40
 =============================================================================
 Maximum Offering Price Per Share*
 Class A - ($11.40 x 104.71%) .................................         $11.93
 =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest .....................................................     $2,196,658
                                                                --------------
 Expenses:
  Investment management fee - Note B ..........................        172,221
  Distribution and service fee - Note B
   Class A ....................................................         83,117
   Class B ....................................................         65,105
   Class C ....................................................          2,282
  Transfer agent fee - Note B .................................         36,996
  Custodian fee ...............................................         28,787
  Auditing fee ................................................          9,455
  Registration and filing fees ................................          6,435
  Accounting and legal services fee - Note B ..................          6,860
  Printing ....................................................          4,673
  Trustees' fees ..............................................          1,153
  Miscellaneous ...............................................          1,538
  Legal fees ..................................................            593
  Less management fee reduction - Note B ......................       (115,598)
                                                                --------------
                             Total Expenses ...................        303,617
                             -------------------------------------------------
                             Less Expense Reductions -
                             Note B ...........................         (4,221)
                             -------------------------------------------------
                             Net Expenses .....................        299,396
                             -------------------------------------------------
                             Net Investment Income ............      1,897,262
                             -------------------------------------------------

Realized and Unrealized Gain (Loss) on Investments:
 Net realized loss on investments sold ........................       (292,935)
 Change in net unrealized appreciation/(depreciation)
  of investments ..............................................     (2,449,461)
                                                                --------------
                             Net Realized and Unrealized
                             Loss on Investments ..............     (2,742,396)
                             -------------------------------------------------
                             Net Decrease in Net Assets
                             Resulting from Operations ........      ($845,134)
                             =================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                                  SIX MONTHS ENDED
                                                                                                  YEAR ENDED      FEBRUARY 29, 2000
                                                                                               AUGUST 31, 1999       (UNAUDITED)
                                                                                               ---------------    -----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income.......................................................................     $3,517,810         $1,897,262
 Net realized loss on investments sold and financial futures contracts ......................       (124,454)          (292,935)
 Change in net unrealized appreciation/(depreciation) of investments ........................     (4,310,747)        (2,449,461)
                                                                                               -------------      -------------
  Net Decrease in Net Assets Resulting from Operations ......................................       (917,391)          (845,134)
                                                                                               -------------      -------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6422 and $0.3245 per share, respectively) ...................................     (3,064,390)        (1,564,304)
  Class B - ($0.5545 and $0.2841 per share, respectively) ...................................       (452,344)          (321,935)
  Class C ** - ($0.2115 and $0.2836 per share, respectively) ................................         (1,076)           (11,023)
                                                                                               -------------      -------------
  Total Distributions to Shareholders .......................................................     (3,517,810)        (1,897,262)
                                                                                               -------------      -------------
From Fund Share Transactions - Net: * .......................................................     11,423,344         (1,073,029)
                                                                                               -------------      -------------
Net Assets:
 Beginning of period ........................................................................     64,333,627         71,321,770
                                                                                               -------------      -------------
 End of period (including undistributed net investment income
  of $2,877 and $2,877, respectively) .......................................................    $71,321,770        $67,506,345
                                                                                               =============      =============



The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                           SIX MONTHS ENDED
                                                                              YEAR ENDED                  FEBRUARY 29, 2000
                                                                           AUGUST 31, 1999                   (UNAUDITED)
                                                                      --------------------------     ---------------------------
                                                                        SHARES          AMOUNT         SHARES          AMOUNT
                                                                      ----------      ----------     ----------     ------------

CLASS A
 Shares sold .......................................................    718,299       $8,970,412       270,463       $3,111,895
 Shares issued to shareholders in reinvestment of distributions ....    170,062        2,084,619        89,890        1,034,063
                                                                     ----------     ------------    ----------    -------------
                                                                        888,361       11,055,031       360,353        4,145,958
 Less shares repurchased ...........................................   (592,309)      (7,348,607)     (560,062)      (6,438,092)
                                                                     ----------     ------------    ----------    -------------
 Net increase (decrease) ...........................................    296,052       $3,706,424      (199,709)     ($2,292,134)
                                                                     ==========     ============    ==========    =============
CLASS B
 Shares sold .......................................................    626,140       $7,828,428       172,240       $1,988,350
 Shares issued to shareholders in reinvestment of distributions ....     23,627          292,218        15,745          181,103
                                                                     ----------     ------------    ----------    -------------
                                                                        649,767        8,120,646       187,985        2,169,453
 Less shares repurchased ...........................................    (47,239)        (585,739)     (128,614)      (1,476,978)
                                                                     ----------     ------------    ----------    -------------
 Net increase ......................................................    602,528       $7,534,907        59,371         $692,475
                                                                     ==========     ============    ==========    =============
CLASS C **
 Shares sold .......................................................     14,977         $181,866        46,971         $545,316
 Shares issued to shareholders in reinvestment of distributions ....         12              147            44              508
                                                                     ----------     ------------    ----------    -------------
                                                                         14,989          182,013        47,015          545,824
 Less shares repurchased ...........................................        -                -          (1,694)         (19,194)
                                                                     ----------     ------------    ----------    -------------
 Net increase ......................................................     14,989         $182,013        45,321         $526,630
                                                                     ==========     ============    ==========    =============

** Class C shares commenced operations on April 1, 1999.


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                                                    SIX MONTHS ENDED
                                                                               YEAR ENDED AUGUST 31,               FEBRUARY 29, 2000
                                                            ------------------------------------------------------ -----------------
                                                               1995       1996       1997        1998      1999       (UNAUDITED)
                                                            ---------- ---------- ----------   --------  --------- -----------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ....................    $11.56      $11.76     $11.66     $12.12     $12.60        $11.85
                                                           ---------   ---------  ---------  ---------  ---------     ---------
 Net Investment Income ...................................      0.65        0.65       0.66       0.66(7)    0.64(7)       0.32(7)
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ........................      0.20       (0.10)      0.46       0.48      (0.75)        (0.45)
                                                           ---------   ---------  ---------  ---------  ---------     ---------
   Total from Investment Operations ......................      0.85        0.55       1.12       1.14      (0.11)        (0.13)
                                                           ---------   ---------  ---------  ---------  ---------     ---------
 Less Distributions:
 Dividends from Net Investment Income ....................     (0.65)      (0.65)     (0.66)     (0.66)     (0.64)        (0.32)
                                                           ---------   ---------  ---------  ---------  ---------     ---------
 Net Asset Value, End of Period ..........................    $11.76      $11.66     $12.12     $12.60     $11.85        $11.40
                                                           =========   =========  =========  =========  =========     =========

 Total Investment Return at Net Asset Value (2) ..........     7.66%       4.78%      9.85%      9.66%     (0.96%)       (1.13%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3)     7.21%       4.30%      9.45%      9.27%     (1.31%)       (1.31%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ................   $54,416     $55,169    $54,253    $58,137    $58,177       $53,672
 Ratio of Expenses to Average Net Assets .................     0.70%       0.75%(4)   0.71%(4)   0.71%(4)   0.74%(4)      0.74%(4,5)

 Ratio of Adjusted Expenses to Average Net Assets (1) ....     1.15%       1.18%      1.11%      1.10%      1.05%         1.08%(5)
 Ratio of Net Investment Income to Average Net Assets ....     5.67%       5.53%      5.59%      5.28%      5.16%         5.63%(5)
 Ratio of Adjusted Net Investment Income to
  Average Net Assets (1) .................................     5.22%       5.05%      5.19%      4.89%      4.81%         5.28%(5)
 Portfolio Turnover Rate .................................       24%         36%        12%         6%         6%            4%
 Expense and Fee Reduction Per Share .....................     $0.05       $0.06      $0.05      $0.05(7)   $0.04(7)      $0.02(7)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                    PERIOD FROM
                                                                  OCTOBER 3, 1996
                                                                   (COMMENCEMENT        YEAR ENDED AUGUST 31,   SIX MONTHS ENDED
                                                                   OF OPERATIONS)      ----------------------   FEBRUARY 29, 2000
                                                                 TO AUGUST 31, 1997       1998        1999         (UNAUDITED)
                                                                 ------------------    ----------  ----------   -----------------

CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..........................       $11.84             $12.12        $12.60          $11.85
                                                                   ----------         ----------    ----------      ----------
 Net Investment Income .........................................         0.54               0.57(7)       0.55(7)         0.28(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ..................................         0.28               0.48         (0.75)          (0.45)
                                                                   ----------         ----------    ----------      ----------
   Total from Investment Operations ............................         0.82               1.05         (0.20)          (0.17)
                                                                   ----------         ----------    ----------      ----------
 Less Distributions:
 Dividends from Net Investment Income ..........................        (0.54)             (0.57)        (0.55)          (0.28)
                                                                   ----------         ----------    ----------      ----------
 Net Asset Value, End of Period ................................       $12.12             $12.60        $11.85          $11.40
                                                                   ==========         ==========    ==========      ==========

 Total Investment Return at Net Asset Value (2) ................        7.08%(6)           8.89%        (1.66%)         (1.48%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) .....        6.72%(6)           8.50%        (2.01%)         (1.66%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ......................       $2,418             $6,197       $12,967         $13,147
 Ratio of Expenses to Average Net Assets .......................        1.41%(4,5)         1.41%(4)      1.44%(4)        1.44%(4)
 Ratio of Adjusted Expenses to Average Net Assets (1) ..........        1.81%(5)           1.80%         1.75%           1.78%(5)
 Ratio of Net  Investment  Income to Average Net Assets ........        4.82%(5)           4.58%         4.46%           4.93%(5)
 Ratio of Adjusted Net Investment  Income to Average Net Assets (1)     4.42%(5)           4.19%         4.11%           4.58%(5)
 Portfolio Turnover Rate .......................................          12%                 6%            6%              4%
 Expense and Fee Reduction Per Share ...........................        $0.04              $0.05(7)      $0.04(7)        $0.02(7)



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                        PERIOD FROM
                                                                       APRIL 1, 1999
                                                                     (COMMENCEMENT OF         SIX MONTHS ENDED
                                                                      OPERATIONS) TO         FEBRUARY 29, 2000
                                                                      AUGUST 31, 1999           (UNAUDITED)
                                                                      ---------------          -------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period.................................     $12.46                  $11.85
                                                                       ----------              ----------
 Net Investment Income (7) ...........................................       0.21                    0.28
 Net Realized and Unrealized Loss on Investments and
  Financial Futures Contracts ........................................      (0.61)                  (0.45)
                                                                       ----------              ----------
   Total from Investment Operations ..................................      (0.40)                  (0.17)
                                                                       ----------              ----------
 Less Distributions:
  Dividends from Net Investment Income ...............................      (0.21)                  (0.28)
                                                                       ----------              ----------
 Net Asset Value, End of Period ......................................     $11.85                  $11.40
                                                                       ==========              ==========
 Total Investment Return at Net Asset Value (2) ......................     (3.23%)(6)              (1.48%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) ...........     (3.38%)(6)              (1.66%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............................       $178                    $687
 Ratio of Expenses to Average Net Assets .............................      1.44%(4,5)              1.44%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1) ................      1.75%(5)                1.78%(5)
 Ratio of Net Investment Income to Average Net Assets ................      4.30%(5)                4.93%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) ...      3.95%(5)                4.58%(5)
 Portfolio Turnover Rate                                                       6%                      4%
 Expense and Fee Reduction Per Share (7) .............................      $0.02                   $0.02

(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note B.
    If these expense reductions were included, the Ratio of Expenses to Average
    Net Assets would have been 0.70% for Class A and 1.40% for Class B and Class C, for the periods ended August 31, 1996 through August 31, 1999. The Ratio of
    Expenses to Average Net Assets would have been 0.73% for Class A and 1.43% for
    Class B and Class C shares for the period ended February 29, 2000.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

Schedule of Investments
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

The Schedule of Investments is a complete list of all securities owned by the Massachusetts Tax-Free Income Fund on February 29, 2000. It has two main categories: tax-exempt long-term bonds and short-term investments. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund. Short-term investments, which represent the Fund's "cash" position, are listed last.

                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                               ---------   -----------   ------------  -----------  ---------  -----------

TAX-EXEMPT LONG-TERM BONDS
Massachusetts (89.92%)
 Boston City Industrial Development Financing Auth,
  Sewage Facil Rev 1991 Ser Harbor Elec Energy Co Proj...   7.375%      05-15-15         BBB         $250      $257,670     7.16%
 Boston Water and Sewer Commission,
  Gen Rev 1991 Sr Ser A .................................   7.000       11-01-18         AAA          500      529,160      6.61
  Gen Rev 1992 Sr Ser A .................................   5.750       11-01-13         A+           500      510,820      5.63
 Boston, City of,
  Rev Boston City Hosp FHA-Ins Mtg Ser A ................   7.625       02-15-21         AAA          500      516,275      7.38
  Rev Deutsches Altenheim 1998 Ser A ....................   5.950       10-01-18         AAA          985      965,428      6.07
 Brockton, City of,
  State Qualified Municipal Purpose Ln of 1993 ..........   6.125       06-15-18         A          2,000    2,012,780      6.09
 Holyoke, City of,
  GO School Proj Ln Act of 1948 .........................   7.650       08-01-09         AA         1,000    1,061,430      7.21
 Massachusetts Bay Transportation Auth,
  Gen Trans Sys Rev Ref Ser 1994A .......................   7.000       03-01-14         AA-        1,000    1,134,270      6.17
  Gen Trans Sys Rev Ser 1997D ...........................   5.000       03-01-22         AA-        2,250    1,935,360      5.81
 Massachusetts Development Finance Agency,
  Concord-Assabet Family Servs Rev Ref ..................   6.000       11-01-28         Ba2        1,000      807,300      7.43
  Rev Boston Univ Ser 1999P .............................   5.450       05-15-59         BBB+       2,000    1,677,640      6.50
  Rev Lasell Village Proj Ser 1998A .....................   6.375       12-01-25         BBB-       1,000      852,450      7.48
  Rev YMCA Greater Boston Iss ...........................   5.450       11-01-28         BBB+       1,000      820,330      6.64
 Massachusetts Educational Financing Auth,
 Ed Ln Rev Iss D Ser 1991A ..............................   7.250       01-01-09         AAA          355      366,289      7.03
 Massachusetts Health and Educational Facilities Auth,
  Rev Anna Jaques Hosp Iss Ser B ........................   6.875       10-01-12         Ba1        1,250    1,247,812      6.89
  Rev Bentley College Iss Ser H .........................   6.875       07-01-12         AAA          250      262,522      6.55
  Rev Boston College Iss Ser J Preref ...................   6.625       07-01-21         AAA          965    1,009,593      6.33
  Rev Boston College Iss Ser J Unref Bal ................   6.625       07-01-21         AAA           35       36,371      6.38
  Rev Charlton Memorial Hosp Iss Ser B ..................   7.250       07-01-13         A          2,250    2,368,102      6.89
  Rev Community Colleges Prog Iss Ser A .................   6.600       10-01-22         AAA          250      265,777      6.21
  Rev Dana-Farber Cancer Institute Ser G-1 ..............   6.250       12-01-22         A            500      474,965      6.58
  Rev Lowell Gen Hosp Iss Ser A .........................   8.400       06-01-11         A3           600      638,910      7.89
  Rev Melrose-Wakefield Hosp Iss Ser B ..................   6.350       07-01-06         AAA          500      525,865      6.04
  Rev New England Baptist Hosp Iss Ser B ................   7.350       07-01-17         AAA          250      263,983      6.96
  Rev New England Deaconess Hosp Iss Ser D ..............   6.875       04-01-22         AAA        2,210    2,343,661      6.48
  Rev Northeastern Univ Iss Ser E .......................   6.550       10-01-22         AAA        1,000    1,035,870      6.32


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                             -----------   -----------   ------------  -----------  ---------  -----------

Massachusetts (continued)
 Massachusetts Health and Educationa
  Facilities Auth (cont.),
  Rev Ref Boston College Iss Ser L ........................ 4.750%      06-01-31         AA-       $1,000     $792,460     5.99%
  Rev Ref Brandeis Univ Iss Ser J ......................... 5.000       10-01-26         Aaa        1,000      849,160     5.89
  Rev Ref Harvard Pilgrim Health Ser A .................... 5.000       07-01-18         AAA        1,000      821,950     6.08
  Rev Ref Worcester Polytechnic Institute Iss Ser E ....... 6.625       09-01-17         AAA          250      265,230     6.24
  Rev Simmons College Ser 2000D ........................... 6.150       10-01-29         AAA        1,000    1,007,930     6.10
 Massachusetts Housing Finance Agency,
  Rev Insured Rental Hsg 1994 Ser A ....................... 6.600       07-01-14         AAA          960      989,904     6.40
  Rev Residential Devel FNMA Coll Ser C ................... 6.875       11-15-11         AAA        2,000    2,101,620     6.54
  Rev Residential Devel FNMA Coll Ser D ................... 6.800       11-15-12         AAA          500      524,020     6.49
  Single Family Hsg Rev Ser 18 ............................ 7.350       12-01-16         A+           325      327,834     7.29
 Massachusetts Industrial Finance Agency,
  Assisted Living Facil Rev Newton Group
   Properties LLC Proj .................................... 8.000       09-01-27         BB         1,000    1,031,870     7.75
  Assisting Living Facil Rev TNG Marina Bay LLC Proj ...... 7.500       12-01-27         BB         1,000      988,330     7.59
  Resource Recovery Rev Ref Ogden Haverhill Proj
   Ser 1998A .............................................. 5.600       12-01-19         BBB        1,000      850,300     6.59
  Resource Recovery Rev Ref Ser 1993 A Mass
  Refusetech Inc Proj ..................................... 6.300       07-01-05         BBB+       1,825    1,871,592     6.14
  Rev Assumption College Iss 1996 ......................... 6.000       07-01-26         AAA        1,000      988,170     6.07
  Rev Dana Hall School Iss ................................ 5.800       07-01-17         BBB-       1,090      985,207     6.42
  Rev Glenmeadow Retirement Community Ser C ............... 8.375       02-15-18         BBB+       1,000    1,167,510     7.17
  Rev Ref Emerson College Iss Ser 1991A ................... 8.900       01-01-18         AA           250      264,063     8.43
  Rev Ref Holy Cross College Iss II Ser 1992 .............. 6.375       11-01-15         AA-          500      528,765     6.03
  Rev St John's High School ............................... 5.350       06-01-28         BBB+       1,000      826,430     6.47
  Rev Wtr Treatment American Hingham Proj ................. 6.750       12-01-20         BBB        2,000    2,029,460     6.65
  Rev Wtr Treatment American Hingham Proj ................. 6.900       12-01-29         BBB        1,310    1,337,759     6.76
 Massachusetts Municipal Wholesale Electric Co.,
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ................................... 6.750       07-01-05         BBB+         500      523,875     6.44
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ................................... 6.750       07-01-06         BBB+       1,500    1,571,625     6.44
  Pwr Supply Sys Rev 1992 Ser B Pub Corp of the
   Commonwealth of Mass ................................... 6.750       07-01-17         BBB+         400      409,584     6.59
  Pwr Supply Sys Rev 1992 Ser C Pub Corp of the
   Commonwealth of Mass ................................... 6.625       07-01-10         AAA        1,000    1,055,460     6.28
  Pwr Supply Sys Rev 1993 Reg Inverse Floater ............. 6.245#      07-01-18         AAA        1,300    1,087,125     7.47
 Massachusetts Port Auth,
  Rev Ref Ser 1992 A ...................................... 6.000       07-01-23         AA-        1,370    1,356,300     6.06
  Rev Ser 1999C ........................................... 5.750       07-01-29         AA-        1,250    1,202,000     5.98
  Rev Special Facil Ser A USAir Proj ...................... 5.750       09-01-16         AAA        1,000      986,380     5.83
 Massachusetts State Health and Educational Facilities Auth,
  Rev St Luke's Hospital .................................. 7.650#      08-15-23         AAA          500      454,375     8.42
  South Shore Hospital Series F ........................... 5.750       07-01-29         A          1,000      852,690     6.74
 Massachusetts Turnpike Auth,
  Metro Highway Sys Rev Sr Lien Cap Apprec Ser 1997C ......  Zero       01-01-20         AAA        1,000      296,090     6.23
 Massachusetts Water Pollution Abatement Trust,
  Wtr Poll Abatement Rev New Bedford Prog Ser A ........... 4.750       02-01-26         Aaa        1,000      814,120     5.83


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund

                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                             -----------   -----------   ------------  -----------  ---------  -----------

Massachusetts (continued)
 Massachusetts Water Resource Auth,
  Gen Rev Ref 1993 Ser B .............................     5.500%       03-01-17        A+           $400      $381,732     5.76%
  Gen Rev Ref 1993 Ser B .............................     5.000        03-01-22        A+            360       305,824     5.89
  Gen Rev Ref 1993 Ser C .............................     4.750        12-01-23        A+          1,000       805,010     5.90
 Massachusetts, Commonwealth of,
  GO Consol Ln Ser 1998C .............................      Zero        08-01-18        AA-         1,000       330,560     6.10
 Nantucket, Town of,
  GO Municipal Purpose Ln of 1991 ....................     6.800        12-01-11        AAA           450       474,804     6.44
 Plymouth, County of,
  Cert of Part Correctional Facil Proj ...............     5.000        04-01-22        AAA         1,000       853,430     5.86
  Cert of Part Ser A Plymouth County
   Correctional Facil Proj ...........................     7.000        04-01-22        AA-           750       803,798     6.53
 Rail Connections Inc Mass Rev,
  Cap Appreciation - Rte 128 Pkg Ser B ...............      Zero        07-01-18        BBB-        1,750       496,405     6.99
  Cap Appreciation - Rte 128 Pkg Ser B ...............      Zero        07-01-19        BBB-        2,415       635,966     7.02
 Springfield, City of,
  GO School Proj Ln Act of 1992 Ser B ................     7.100        09-01-11        AA            500       535,955     6.62
                                                                                                             ----------
                                                                                                             60,703,305
                                                                                                             ----------
Puerto Rico (8.12%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the Commonwealth of
   Puerto Rico .......................................     7.845#       07-01-11        AAA         2,000     2,225,000     7.05
 Puerto Rico Highway and Transportation Auth,
  Highway Rev Cap Rites Ser Y ........................     6.250        07-01-14        A           1,000     1,063,400     5.88
 Puerto Rico, Commonwealth of,
  GO Pub Imp Inverse Rate Securities Ser 1996 ........     7.672#       07-01-11        AAA         1,000     1,112,500     6.90
  GO Ref Pub Imp Ser 1994 ............................     6.400        07-01-11        AAA         1,000     1,079,030     5.93
                                                                                                             ----------
                                                                                                              5,479,930
                                                                                                             ----------
                                                           TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                         (Cost $67,401,948)        (98.04%)  66,183,235
                                                                                                   -------   ----------

                                                                                   INTEREST
ISSUER, DESCRIPTION                                                                  RATE
-------------------                                                                --------

SHORT-TERM INVESTMENTS
Joint Repurchase Agreement (0.52%)
 Investment in a joint repurchase agreement transaction with Barclay's, Inc. -
  Dated 02-29-00, due 03-01-00 (Secured by U.S. Treasury Bonds,
  7.500% thru 10.000% due 05-15-10 thru 02-15-25, and U.S. Treasury Notes,
  5.125% thru 6.250% due 07-31-00 thru 08-15-07 - Note A.........................  5.790%             354       354,000
                                                                                                            -----------
                                                             TOTAL SHORT-TERM INVESTMENTS          (0.52%)      354,000
                                                                                                  -------   -----------
                                                                        TOTAL INVESTMENTS         (98.56%)   66,537,235
                                                                                                  -------   -----------
                                                        OTHER ASSETS AND LIABILITIES, NET          (1.44%)      969,110
                                                                                                  -------   -----------
                                                                         TOTAL NET ASSETS        (100.00%)  $67,506,345
                                                                                                 ========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

            John Hancock Funds - Massachusetts Tax-Free Income Fund


NOTES TO SCHEDULE OF INVESTMENTS

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where Standard & Poor's ratings are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on February 29, 2000.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The Massachusetts Tax-Free Income Fund invests primarily in securities issued in the state of Massachusetts and its various political subdivisions. The performance of this Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, concentration of investments can be aggregated by various categories.

The table below shows the Fund's investments at February 29, 2000 assigned to various sector categories.

                                                                 MARKET VALUE
                                                               AS A PERCENTAGE
                                                                  OF FUND'S
SECTOR DISTRIBUTION                                               NET ASSETS
-------------------                                            ---------------
General Obligation ...........................................       7.51%
Revenue Bonds - Correctional Facility ........................       1.26
Revenue Bonds - Education ....................................      17.56
Revenue Bonds - Electric .....................................       6.88
Revenue Bonds - Facility .....................................       1.19
Revenue Bonds - Health .......................................      19.77
Revenue Bonds - Highway ......................................       0.44
Revenue Bonds - Hospital .....................................       1.46
Revenue Bonds - Housing ......................................       5.84
Revenue Bonds - Industrial Development .......................       2.48
Revenue Bonds - Industrial Revenue ...........................       8.14
Revenue Bonds - Other ........................................       4.19
Revenue Bonds - Transportation ...............................      13.05
Revenue Bonds - Water & Sewer ................................       8.27
                                                               ----------
                              TOTAL TAX-EXEMPT LONG-TERM BONDS      98.04%
                                                               ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Massachusetts Tax - Free Income Fund

(UNAUDITED)

NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock Massachusetts Tax-Free Income Fund (the "Fund") and John Hancock New York Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and Massachusetts personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, the Fund has $185,328 of capital loss carryforwards available, to the extent provided by regulations, to offset future net realized capital gains. To the extent such carryforwards are used by the Fund, no capital gains distribution will be made. The carryforwards expire as follows: August 31, 2003 - $41,406, August 31, 2004 - $137,277 and August 31,
2005 - $6,645.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993 at the time of disposition.

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Massachusetts Tax - Free Income Fund

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative sizes of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund has entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks which permit borrowings up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended February 29, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         There were no open positions in financial futures contracts for the period ended February 29, 2000.

OPTIONS The Fund may purchase or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options are valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument, and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases,

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Massachusetts Tax - Free Income Fund

the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's period-end Statement of Assets and Liabilities.

         There were no written options transactions for period ended February 29, 2000.

NOTE B-
MANAGEMENT FEE AND TRANSACTIONS
WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         Effective January 1, 2000, the Adviser has voluntarily agreed to limit the Fund's expenses to the extent required to prevent expenses from exceeding 0.80%, 1.50% and 1.50% of the average net assets attributable to Class A, Class B and Class C, respectively. Prior to January 1, 2000, the expense limitations were 0.80%, 1.50% and 1.50% of the average net assets attributable to Class A, Class B and Class C, respectively. Prior to January 1, 2000, the expense limitations were 0.70%, 1.40% and 1.40% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the period ended February 29, 2000, the reduction in the Adviser's fee, collectively with any additional amounts not borne by the Fund by virtue of the expense limit, amounted to $115,598. This limitation may not be discontinued until December 31, 2000.

         The Fund has an agreement with its custodian bank under which $4,221 of custodian fees have been reduced by balance credits applied during the period ended February 29, 2000. If the Fund had not entered into this agreement the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 29, 2000, net sales charges received with regard to sales of Class A shares amounted to $40,570. Out of this amount, $8,461 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $1,762 was paid as sales commissions to unrelated broker-dealers and $30,347 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 29, 2000 the contingent deferred sales charges received by JH Funds amounted to $20,861.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds

==========================NOTES TO FINANCIAL STATEMENTS=========================

           John Hancock Funds - Massachusetts Tax - Free Income Fund

and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class C shares. There were no contingent deferred sales charges received by JH Funds for the period ended February 29, 2000.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets, to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the year was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operation of the Fund.

NOTE C -
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended February 29, 2000, aggregated $3,020,958 and $5,427,731, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended February 29, 2000.

         The cost of investments owned at February 29, 2000 for federal income tax purposes was $67,755,948. Gross unrealized appreciation and depreciation of investments aggregated $1,649,264 and $2,867,977, respectively, resulting in net unrealized depreciation of $1,218,713.

======================================NOTES=====================================

            John Hancock Funds - Massachusetts Tax - Free Income Fund

======================================NOTES=====================================

            John Hancock Funds - Massachusetts Tax - Free Income Fund

================================================================================

[LOGO] JOHN HANCOCK FUNDS                                     ------------------
       A Global Investment Management Firm                        Bulk Rate
                                                                 U.S. Postage
101 HUNTINGTO AVENUE, BOSTON, MA 02199-7603                          PAID
1-800-225-5291  1-800-554-6713 (TDD)                             Randolph, MA
INTERNET: www.jhfunds.com                                        Permit No. 75
                                                              ------------------
















--------------------------------------------------------------------------------
This report is for the information of shareholders of the John Hancock Massachusetts Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[LOGO] Printed on Recycled Paper                                      770SA 2/00
                                                                            4/00

                          ---------------------------
                          The latest report from your
                             Fund's management team
                          ---------------------------

                               SEMIANNUAL REPORT
--------------------------------------------------------------------------------

                               [GRAPHIC OMITTED]


                                    New York

                                    Tax-Free

                                  Income Fund

                               FEBRUARY 29, 2000

                           [LOGO] JOHN HANCOCK FUNDS
                                  A Global Investment Management Firm

                    ---------------------------------------
                                    TRUSTEES
                              Dennis S. Aronowitz*
                                Stephen L. Brown
                            Richard P. Chapman, Jr.
                              William J. Cosgrove*
                                Leland O. Erdahl
                               Richard A. Farrell
                                Maureen R. Ford
                                 Gail D. Fosler
                               William F. Glavin
                                Anne C. Hodsdon
                               Dr. John A. Moore
                             Patti McGill Peterson
                                 John W. Pratt*
                              Richard S. Scipione
                        *Members of the Audit Committee

                                    OFFICERS
                                Stephen L. Brown
                                    Chairman
                                Maureen R. Ford
                   Vice Chairman and Chief Executive Officer
                                Anne C. Hodsdon
                       President, Chief Operating Officer
                          and Chief Investment Officer
                                 Osbert M. Hood
                          Executive Vice President and
                            Chief Financial Officer
                                Susan S. Newton
                          Vice President and Secretary
                               James J. Stokowski
                          Vice President and Treasurer
                               Thomas H. Connors
                     Vice President and Compliance Officer

                                   CUSTODIAN
                        Investors Bank and Trust Company
                              200 Clarendon Street
                          Boston, Massachusetts 02116

                                 TRANSFER AGENT
                     John Hancock Signature Services, Inc.
                         1 John Hancock Way, Suite 1000
                        Boston, Massachusetts 02217-1000

                               INVESTMENT ADVISER
                          John Hancock Advisers, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                             101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                 LEGAL COUNSEL
                               Hale and Dorr LLP
                                60 State Street
                        Boston, Massachusetts 02109-1803
                  -------------------------------------------

==================================CEO CORNER====================================

DEAR FELLOW SHAREHOLDERS:

Over the last 12 months, the market's advances were restricted to an increasingly select group of stocks - primarily in the technology and communications areas. Even those gains were accompanied by tremendous levels of daily volatility. But many other stocks, including the household blue-chip names, fell in response to a tough combination of investor apathy, rising interest rates and earnings concerns.

In this same period, bonds struggled through one of their worst years in more than two decades, as the strength of the U.S. economy and the rebound of many others around the world provoked inflation fears. Though their longer-term outlook looks brighter, in many instances bond mutual fund investors have actually lost a little ground or made only slight advances lately.

--------------------------------------------------------------------------------
[A 1" x 1" photo of Maureen R. Ford, Vice Chairman and Chief Executive Officer, flush right next to second paragraph.]
--------------------------------------------------------------------------------

While we expect the market to broaden eventually, we also expect more volatility. More than ever, this type of environment calls for investment diversification. Since not all parts of your portfolio will perform equally well all the time, we believe it is important to allocate your assets among different types of investments and funds that target a variety of market segments. This strategy, executed under the guidance of a seasoned investment professional, could provide you with a better chance of both realizing results and weathering the market's changing conditions.

The market's disappointingly narrow focus has created a widening gap in investment performance. Keep that in mind as you read the report from your fund's portfolio management team on the following pages. It's all too easy to get caught up in the headlines and miss what lies underneath.

Sincerely,

/s/Maureen R. Ford
------------------
MAUREEN R. FORD, VICE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

================================================================================

              By Frank A. Lucibella, CFA, Barry H. Evans, CFA, and

                      Dianne Sales, CFA, Portfolio Managers

                             John Hancock New York
                              Tax-Free Income Fund

                  Inflation fears and rate worries roil bonds
                  -------------------------------------------

Municipal bonds, like most bonds, slumped during the past six months in response to rising interest rates, inflation fears and flagging demand. Prior to the beginning of the period, the Federal Reserve had raised interest rates on two separate occasions to fight potential inflationary pressures resulting from very strong U.S. economic growth and recovering economies overseas. While inflation remained virtually non-existent throughout the fall of 1999, inflation concerns and the prospects for further interest- rate hikes continued to worry bond investors. They reacted to these worries by pushing bond yields higher and their prices - which move in the opposite direction of yields - lower.

         Throughout the period, there weren't any conclusive signs that inflation was on the rise. But the global economy's increasing strength and rising oil prices sparked fears that the Fed would continue to push interest rates a lot higher to contain inflation. Those fears proved warranted when the Fed raised interest rates in November 1999 and again in February 2000. Municipal bond yields rose accordingly, and their prices fell.

         In addition to rising interest rates, bonds faced another challenge. They held little appeal for many investors who were bent on finding fast revenue growth among high-flying technology stocks. Furthermore, municipals experienced relatively heavy selling in late 1999 when some institutional investors, who routinely seek out the most attractive values among various

--------------------------------------------------------------------------------
[A 3" x 2" photo at bottom right side of page of John Hancock New York Tax-Free Income Fund. Caption below reads "Fund management team members (l-r): "Dianne Sales, Barry Evans and Frank Lucibella."]
--------------------------------------------------------------------------------

"Municipal bonds, like most bonds, slumped  during the past six months..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund


"Virtually all of our holdings came under pressure from rising interest rates..."

--------------------------------------------------------------------------------
[Pie chart at top left hand column with heading "Portfolio Diversification." The chart is divided into twelve sections (from top to left): Building 3%, Authority 5%, Water & Sewer 6%, General Purpose 6%, Electric 7%, Other 8%, Transportation 8%, General Obligation 8%, Combined 10%, Health 10%, Education 14% and Housing 15%. A note below the chart reads "As a percentage of net assets on February 29, 2000."]
--------------------------------------------------------------------------------

fixed-income investments, shunned municipals in favor of beaten-down corporate bonds.

         As difficult as it was, the period did contain a silver lining or two. First, the strong U.S. economy helped boost the tax collections and revenues of municipal issuers across the state. Second, rising municipal bond yields began to attract individual investors. For an investor in the top combined state and federal tax bracket of roughly 50%, a 30-year AAA-rated municipal bond issued in New York that yielded 5.95% on February 29, 2000, offered a tax-equivalent yield of approximately 11.9%.

Fund performance

For the six-month period ended February 29, 2000, John Hancock New York Tax-Free Income Fund's Class A, Class B and Class C shares posted total returns of -0.89%, -1.23% and -1.23%, respectively, at net asset value. By comparison, the average New York municipal bond fund

--------------------------------------------------------------------------------
[Table at bottom of left hand column entitled "Scorecard". The header for the left column is "Investment" and the header for the right column is "Recent Performance...and What's Behind the Numbers". The first listing is Premium-coupon bonds followed by a sideways arrow with the phrase "Losses contained by high coupons." The second listing is NYC Transit Authority followed by an up arrow with the phrase "Strong demand helps boost short-term prices." The third listing is Health-care bonds followed by a down arrow with the phrase "Cuts in Medicare, lack of muni insurance." A note below the table reads "See `Schedule of Investments.' Investment holdings are subject to change."]
--------------------------------------------------------------------------------

returned -1.27%, according to Lipper, Inc.1 Keep in mind that your net asset value return will be different from the Fund's performance if you were not invested in the Fund for the entire period and did not reinvest all distributions. Please see pages six and seven for longer-term performance information.

Defensive stance

Our somewhat defensive posture aided performance during this difficult period. Throughout much of the past six months, we maintained a relatively short duration, which helped the Fund's share price fall less when interest rates rose. In addition, the Fund had a somewhat defensive credit-quality positioning, with a larger exposure to higher-quality bonds than many of its competitors. Many of the lowest-quality, less liquid bonds proved to be especially vulnerable to unfavorable market conditions.

         Our focus on premium-coupon bonds was also a plus. Premium coupons pay interest rates above prevailing market rates and trade at prices that are above their face - or par - value. Their high levels of income helped cushion them against price declines caused by rising interest rates. This was especially helpful in a period when many municipal bonds' prices fell so much that they started to lose eligibility for the more favorable capital gains tax treatment known as de minimis. As market conditions subjected more and more bonds to this obscure tax pitfall, it placed further pressure on these bonds that fell outside of de minimis.

Leaders and laggards

Virtually all of our holdings came under pressure from rising interest rates, although some hung in better than others. For instance, we saw good performance from bonds issued by the New York Transitional Funding Authority, which

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
[Bar chart at top of left hand column with heading "Fund Performance". Under the heading is a note that reads "For the six months ended February 29, 2000." The chart is scaled in increments of 1% with -2% at the bottom and 0% at the top. The first bar represents the -0.89% total return for John Hancock New York Tax-Free Income Fund Class A. The second bar represents the -1.23% total return for John Hancock New York Tax-Free Income Fund Class B. The third bar represents the -1.23% total return for John Hancock New York Tax-Free Income Fund Class C. The fourth bar represents the -1.27% total return for Average New York municipal bond fund. A note below the chart reads "Total returns for John Hancock New York Tax-Free Income Fund are at net asset value with all distributions reinvested. The average New York municipal bond fund is tracked by Lipper, Inc. 1 See the following two pages for historical performance information."]
--------------------------------------------------------------------------------

we purchased at very attractive prices and were helped by relatively strong demand. On the flip side, health-care bonds as a group were among the municipal market's worst performers. Concerns about cutbacks in federal Medicare and Medicaid payments in response to the Balanced Budget Act of 1997 raised questions about the industry's long-term profitability. In addition, the refusal of municipal-bond insurers to insure lower-quality tiers of the hospital sector also weighed heavily on the group.

Shift toward economically resilient bonds

As the period wore on, we added more bonds from issuers that are less economically sensitive, such as essential services including water and sewer. In our view, the economy will eventually slow, which might put pressure on general obligation bonds and others backed by tax revenues. Since economically sensitive bonds offered only slight amounts, if any, of additional yield, we weren't penalized for getting some measure of protection in the event of an economic slowdown.

Outlook

In our view, the Federal Reserve policymakers will probably need to push short-term interest rates even higher to contain inflation. Inflation and interest-rate prospects are likely to continue to worry bond investors. Even though broad gauges of inflation so far have remained relatively stable, the economy remains quite strong and the price of oil has risen rapidly. Furthermore, the Fed has warned about the impact surging stock prices are having on the economy. That's why we plan to maintain the Fund's current defensive posture of a somewhat short duration in the near term.

         Ultimately, however, we believe that investors will begin to anticipate the end of the Fed's campaign to keep inflation in check. When that occurs - probably in the second half of this year - we expect that market conditions will improve and bonds will be poised for better performance. Once we're comfortable that that's the case, we will consider extending the Fund's duration in order to take advantage of stable or falling interest rates. As for New York City, while its fiscal and economic fortunes presently are quite good, it is still highly dependent on the health of Wall Street and the general economy. The state has enjoyed a series of credit upgrades in recognition of its strong economy and prudent fiscal management. With that in mind, we'll continue to seek out opportunities to buy economically resilient types of bonds that offer attractive yields and insulation from a slower economy.

--------------------------------------------------------------------------------
This commentary reflects the views of the portfolio managers through the end of the Fund's period discussed in this report. Of course, the managers' views are subject to change as market and other conditions warrant.

1Figures from Lipper, Inc. include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

"...we plan to maintain the Fund's current defensive posture of a somewhat short duration..."

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                             A LOOK AT PERFORMANCE
--------------------------------------------------------------------------------

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock New York Tax-Free Income Fund. Total return measures the change in value of an investment from the beginning to the end of a period, assuming all distributions were reinvested.

For Class A shares, total return figures include a maximum applicable sales charge of 4.50%. Class B performance reflects a maximum contingent deferred sales charge (maximum 5% and declining to 0% over six years). Class C performance includes a contingent deferred sales charge (1% declining to 0% after one year).

All figures represent past performance and are no guarantee of future results. Keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them.

Please read your prospectus carefully before you invest or send money. Please note that a portion of the Fund's income may be subject to taxes, and some investors may be subject to the Alternative Minimum Tax (AMT). Also note that capital gains are taxable.

--------------------------------------------------------------------------------
CLASS A
--------------------------------------------------------------------------------
For the period ended December 31, 1999
                                                     ONE      FIVE     TEN
                                                     YEAR     YEARS    YEARS
                                                    -------  -------  --------
Cumulative Total Returns                            (8.70%)  29.02%   78.88%
Average Annual Total Returns(1)                     (8.70%)   5.23%    5.99%

--------------------------------------------------------------------------------
CLASS B
--------------------------------------------------------------------------------
For the period ended December 31, 1999
                                                                        SINCE
                                                              ONE     INCEPTION
                                                              YEAR    (10/3/96)
                                                             -------  --------
Cumulative Total Returns                                     (9.59%)   8.07%
Average Annual Total Returns(1)                              (9.59%)   2.42%

--------------------------------------------------------------------------------
CLASS C
--------------------------------------------------------------------------------
For the period ended December 31, 1999
                                                                       SINCE
                                                                     INCEPTION
                                                                      (4/1/99)
                                                                      --------
Cumulative Total Return                                               (6.08%)
Average Annual Total Return(1)                                        (6.08%)(2)

--------------------------------------------------------------------------------
YIELDS
--------------------------------------------------------------------------------
As of February 29, 2000
                                                                     SEC 30-DAY
                                                                       YIELD
                                                                      --------
John Hancock New York Tax-Free Income Fund: Class A(1)                 4.99%
John Hancock New York Tax-Free Income Fund: Class B(1)                 4.53%
John Hancock New York Tax-Free Income Fund: Class C(1)                 4.53%

Notes to Performance

(1) The Adviser has voluntarily reduced a portion of the management fee and a portion of the custodian fee has been offset by balance credits during the period. Without the reduction of expenses, the average annual total returns for the one-year, five-year and ten-year periods for Class A shares would have been (9.03%), 4.84% and 5.36%, respectively. The average annual total returns for the one-year period and since inception for Class B shares would have been (9.92%) and 2.04%, respectively. The total return since inception for Class C shares would have been (6.44%). Without the reduction of expenses, the yield for Class A, Class B and Class C shares would have been 4.61%, 4.15% and 4.15%, respectively.

(2) Not annualized.

================================================================================

               John Hancock Funds - New York Tax-Free Income Fund

--------------------------------------------------------------------------------
                    WHAT HAPPENED TO A $10,000 INVESTMENT...
--------------------------------------------------------------------------------

The charts on the right show how much a $10,000 investment in the John Hancock New York Tax-Free Income Fund would be worth, assuming all distributions were reinvested for the period indicated. For comparison, we've shown the same $10,000 investment in the Lehman Brothers Municipal Bond Index - an unmanaged index that includes approximately 15,000 bonds and is commonly used as a measure of bond performance. It is not possible to invest in an index. Past performance is no guarantee of future results.

--------------------------------------------------------------------------------
Line chart with the heading John Hancock New York Tax-Free Income Fund Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $20,303 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on August 31, 1989, before sales charge, and is equal to $19,404 as of February 29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $18,531 as of February 29, 2000.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $11,762 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on October 3, 1996, before sales charge, and is equal to $11,177 as of February 29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $10,877 as of February 29, 2000.

Line chart with the heading John Hancock New York Tax-Free Income Fund Class C, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines. The first line represents the Lehman Brothers Municipal Bond Index and is equal to $9,778 as of February 29, 2000. The second line represents the value of the hypothetical $10,000 investment made in the John Hancock New York Tax-Free Income Fund on April 1, 1999, before sales charge, and is equal to $9,556 as of February 29, 2000. The third line represents the value of the same hypothetical investment made in the John Hancock New York Tax-Free Income Fund, after sales charge, and is equal to $9,461 as of February 29, 2000.
--------------------------------------------------------------------------------

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

The Statement of Assets and Liabilities is the Fund's balance sheet and shows the value of what the Fund owns, is due and owes on February 29, 2000. You'll also find the net asset value and the maximum offering price per share as of that date.

Statement of Assets and Liabilities
February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Assets:
 Investments at value - Note C:
  Tax-exempt long-term bonds (cost - $50,999,728)...............   $51,035,559
 Cash ..........................................................       879,420
 Interest receivable ...........................................       771,502
 Other assets ..................................................         4,227
                                                                 -------------
                          Total Assets .........................    52,690,708
                          ----------------------------------------------------
Liabilities:
 Payable for investments purchased .............................       909,657
 Payable for shares repurchased ................................            27
 Dividend payable ..............................................           934
 Payable to John Hancock Advisers, Inc.
  and affiliates - Note B ......................................        48,856
 Accounts payable and accrued expenses .........................        30,390
                                                                 -------------
                          Total Liabilities ....................       989,864
                          ----------------------------------------------------
Net Assets:
 Capital paid-in ...............................................    52,730,340
 Accumulated net realized loss on investments and
  financial futures contracts ..................................    (1,083,346)
 Net unrealized appreciation of investments ....................        35,831
 Undistributed net investment income ...........................        18,019
                                                                 -------------
                          Net Assets ...........................   $51,700,844
                          ====================================================

Net Asset Value Per Share:
 (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value)
 Class A - $43,869,226/3,866,706 ...............................        $11.35
 =============================================================================
 Class B - $7,771,811/685,020 ..................................        $11.35
 =============================================================================
 Class C - $59,807/5,271 .......................................        $11.35
 =============================================================================
Maximum Offering Price Per Share *
 Class A - ($11.35 x 104.71%) ..................................        $11.88
 =============================================================================

* On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.


The Statement of Operations summarizes the Fund's investment income earned and expenses incurred in operating the Fund. It also shows net gains (losses) for the period stated.

Statement of Operations
Six months ended February 29, 2000 (Unaudited)
--------------------------------------------------------------------------------

Investment Income:
 Interest ......................................................    $1,647,457
                                                                 -------------

 Expenses:
  Investment management fee - Note B ...........................       135,936
  Distribution and service fee - Note B
   Class A .....................................................        68,459
   Class B .....................................................        43,275
   Class C .....................................................           399
  Transfer agent fee - Note B ..................................        31,187
  Custodian fee ................................................        30,014
  Auditing fee .................................................         9,455
  Accounting and legal services fee - Note B ...................         5,418
  Printing .....................................................         4,009
  Registration and filing fees .................................         2,905
  Miscellaneous ................................................         1,224
  Trustees' fees ...............................................           915
  Legal fees ...................................................           553
  Less:  Management Fee Reduction - Note B .....................       (90,887)
                                                                 -------------
                          Total Expenses .......................       242,862
                          ----------------------------------------------------
                          Less Expense Reductions -
                          Note B ...............................       (13,333)
                          ----------------------------------------------------
                          Net Expenses .........................       229,529
                          ----------------------------------------------------
                          Net Investment Income ................     1,417,928
                          ----------------------------------------------------

Realized and Unrealized Loss on Investments:
 Net realized loss on investments sold .........................      (863,400)
 Change in net unrealized appreciation/depreciation
  of investments ...............................................    (1,152,158)
                                                                 -------------
                          Net Realized and Unrealized
                          Loss on Investments ..................    (2,015,558)
                          ----------------------------------------------------
                          Net Decrease in Net Assets
                          Resulting from Operations ............     ($597,630)
                          ====================================================


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets
--------------------------------------------------------------------------------


                                                                                                                 SIX MONTHS ENDED
                                                                                               YEAR ENDED        FEBRUARY 29, 2000
                                                                                            AUGUST 31, 1999        (UNAUDITED)
                                                                                            ---------------      -----------------

Increase (Decrease) in Net Assets:
From Operations:
 Net investment income...................................................................       $2,955,197           $1,417,928
 Net realized gain (loss) on investments sold ...........................................          211,488             (863,400)
 Change in net unrealized appreciation/depreciation of investments ......................       (3,825,308)          (1,152,158)
                                                                                            --------------       --------------
  Net Decrease in Net Assets Resulting from Operations ..................................         (658,623)            (597,630)
                                                                                            --------------       --------------
Distributions to Shareholders:
 Distributions from net investment income
  Class A - ($0.6302 and $0.3038 per share, respectively) ...............................       (2,599,041)          (1,216,019)
  Class B - ($0.5429 and $0.2640 per share, respectively) ...............................         (355,174)            (200,155)
  Class C** - ($0.2214 and $0.2635 per share, respectively) .............................             (982)              (1,754)
 Distributions from net realized gain on investments sold
  Class A - ($0.1058 and none per share, respectively) ..................................         (439,098)              -
  Class B - ($0.1058 and none per share, respectively) ..................................          (69,123)              -
 Distributions in excess of net realized gain on investments sold
  Class A - ($0.0081 and none per share, respectively) ..................................          (34,592)              -
  Class B - ($0.0081 and none per share, respectively) ..................................           (5,446)              -
                                                                                            --------------       --------------
  Total Distributions to Shareholders ...................................................       (3,503,456)          (1,417,928)
                                                                                            --------------       --------------
From Fund Share Transactions - Net:* ....................................................        2,714,666           (3,032,944)
                                                                                            --------------       --------------
Net Assets:
 Beginning of period ....................................................................       58,196,759           56,749,346
                                                                                            --------------       --------------
 End of period (including undistributed net investment income
 of $18,019 and $18,019, respectively) ..................................................      $56,749,346          $51,700,844
                                                                                            ==============       ==============


The Statement of Changes in Net Assets shows how the value of net assets of the Fund has changed since the end of the previous period. The difference reflects net investment income, any investment gains and losses, distributions paid to shareholders and any increase or decrease in money shareholders invested in the Fund. The footnote illustrates the number of Fund shares sold, reinvested and repurchased during the last two periods, along with the corresponding dollar value.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       9

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

* Analysis of Fund Share Transactions:

                                                                                                            SIX MONTHS ENDED
                                                                               YEAR ENDED                  FEBRUARY 29, 2000
                                                                            AUGUST 31, 1999                   (UNAUDITED)
                                                                     -----------------------------   ------------------------------
                                                                        SHARES          AMOUNT          SHARES           AMOUNT
                                                                     ------------   --------------   ------------    --------------

CLASS A
 Shares sold ......................................................     384,092       $4,752,469       309,305        $3,514,165
 Shares issued to shareholders in reinvestment of distributions ...     185,055        2,288,715        75,699           864,415
                                                                   ------------   --------------  ------------    --------------
                                                                        569,147        7,041,184       385,004         4,378,580
 Less shares repurchased ..........................................    (620,426)      (7,661,895)     (616,011)       (7,019,049)
                                                                   ------------   --------------  ------------    --------------
 Net decrease .....................................................     (51,279)       ($620,711)     (231,007)      ($2,640,469)
                                                                   ============   ==============  ============    ==============
CLASS B
 Shares sold ......................................................     463,911       $5,768,182       296,796        $3,386,941
 Shares issued to shareholders in reinvestment of distributions ...      19,903          245,877         8,381            95,778
                                                                   ------------   --------------  ------------    --------------
                                                                        483,814        6,014,059       305,177         3,482,719
 Less shares repurchased ..........................................    (226,140)      (2,776,325)     (339,206)       (3,843,191)
                                                                   ------------   --------------  ------------    --------------
 Net increase (decrease) ..........................................     257,674       $3,237,734       (34,029)        ($360,472)
                                                                   ============   ==============  ============    ==============
CLASS C**
 Shares sold ......................................................       8,927         $108,412        20,419          $235,901
 Shares issued to shareholders in reinvestment of distributions ...           8               89            83               941
                                                                   ------------   --------------  ------------    --------------
                                                                          8,935          108,501        20,502           236,842
 Less shares repurchased ..........................................        (921)         (10,858)      (23,245)         (268,845)
                                                                   ------------   --------------  ------------    --------------
 Net increase (decrease) ..........................................       8,014          $97,643        (2,743)         ($32,003)
                                                                   ============   ==============  ============    ==============


** Class C shares commenced operations on April 1, 1999.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       10

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights

Selected data for a share of beneficial interest outstanding throughout each period indicated, investment returns, key ratios and supplemental data are listed as follows:
--------------------------------------------------------------------------------

                                                                                     SIX MONTHS ENDED                  FEBRUARY 29,
                                                                                    YEAR ENDED AUGUST 31,                 2000
                                                                      ------------------------------------------------ ------------
                                                                        1995      1996      1997      1998      1999    (UNAUDITED)
                                                                      -------   --------  --------  --------  -------- ------------

CLASS A
Per Share Operating Performance
 Net Asset Value, Beginning of Period ..............................   $11.73    $11.88   $11.83    $12.25    $12.62     $11.76
                                                                    ---------  -------- --------  --------  --------   --------
 Net Investment Income .............................................     0.65      0.66     0.67      0.66(7)   0.63(7)    0.30(7)
 Net Realized and Unrealized Gain (Loss) on Investments
  and Financial Futures Contracts ..................................     0.15     (0.05)    0.42      0.37     (0.75)     (0.41)
                                                                    ---------  -------- --------  --------  --------   --------
   Total from Investment Operations ................................     0.80      0.61     1.09      1.03     (0.12)     (0.11)
                                                                    ---------  -------- --------  --------  --------   --------
 Less Distributions:
  Dividends from Net Investment Income .............................    (0.65)    (0.66)   (0.67)    (0.66)    (0.63)     (0.30)
  Distributions from Net Realized Gain on Investments Sold .........       -         -        -         -      (0.11)        -
  Distributions in Excess of Net Realized Gain on Investments Sold .       -         -        -         -      (0.00)(8)     -
                                                                    ---------  -------- --------  --------  --------   --------
   Total Distributions .............................................    (0.65)    (0.66)   (0.67)    (0.66)    (0.74)     (0.30)
                                                                    ---------  -------- --------  --------  --------   --------
 Net Asset Value, End of Period ....................................   $11.88    $11.83   $12.25    $12.62    $11.76     $11.35
                                                                    =========  ======== ========  ========  ========   ========

 Total Investment Return at Net Asset Value (2) ....................    7.19%     5.21%    9.48%     8.64%    (1.08%)    (0.89%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) .........    6.74%     4.77%    9.08%     8.24%    (1.46%)    (1.08%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ..........................  $55,753   $56,229  $54,086   $52,373   $48,198    $43,869
 Ratio of Expenses to Average Net Assets ...........................    0.70%     0.73%(4) 0.71%(4)  0.70%     0.74%(4)   0.78%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1) ..............    1.15%     1.14%    1.11%     1.10%     1.08%      1.11%(5)
 Ratio of Net Investment Income to Average Net Assets ..............    5.67%     5.51%    5.61%     5.26%     5.06%      5.28%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) .    5.22%     5.07%    5.21%     4.86%     4.68%      4.90%(5)
 Portfolio Turnover Rate ...........................................      70%       76%      46%       46%       58%        36%
 Expense and Fee Reduction Per Share ...............................    $0.05     $0.05    $0.05     $0.05(7)  $0.04(7)   $0.02(7)


The Financial Highlights summarizes the impact of the following factors on a single share for each period indicated: net investment income, gains (losses), distributions and total investment return of the Fund. It shows how the Fund's net asset value for a share has changed since the end of the previous period.
Additionally, important relationships between some items presented in the financial statements are expressed in ratio form.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       11

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                 PERIOD FROM
                                                               OCTOBER 3, 1996
                                                                (COMMENCEMENT           YEAR ENDED AUGUST 31,      SIX MONTHS ENDED
                                                               OF OPERATIONS)      -----------------------------   FEBRUARY 29, 2000
                                                              TO AUGUST 31, 1997       1998             1999          (UNAUDITED)
                                                              ------------------   -----------      ------------   -----------------


CLASS B
Per Share Operating Performance
 Net Asset Value, Beginning of Period ........................      $11.99           $12.25             $12.62          $11.76
                                                                ----------       ----------         ----------      ----------
 Net Investment Income .......................................        0.54             0.57(7)            0.54(7)         0.26(7)
 Net Realized and Unrealized Gain (Loss) on Investments and
  Financial Futures Contracts ................................        0.26             0.37              (0.75)          (0.41)
                                                                ----------       ----------         ----------      ----------
   Total from Investment Operations ..........................        0.80             0.94              (0.21)          (0.15)
                                                                ----------       ----------         ----------      ----------
 Less Distributions:
  Dividends from Net Investment Income .......................       (0.54)           (0.57)             (0.54)          (0.26)
  Distributions from Net Realized Gain on Investments Sold              -                -               (0.11)             -
  Distributions in Excess of Net Realized Gain on Investments Sold      -                -               (0.00)(8)          -

                                                                ----------       ----------         ----------      ----------
   Total Distributions .......................................       (0.54)           (0.57)             (0.65)          (0.26)
                                                                ----------       ----------         ----------      ----------
 Net Asset Value, End of Period ..............................      $12.25           $12.62             $11.76          $11.35
                                                                ==========       ==========         ==========      ==========

 Total Investment Return at Net Asset Value (2) ..............       6.82%(6)         7.88%             (1.77%)         (1.23%)(6)

 Total Adjusted Investment Return at Net Asset Value (2,3) ...       6.46%(6)         7.48%             (2.15%)         (1.42%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ....................      $2,414           $5,824             $8,458          $7,772
 Ratio of Expenses to Average Net Assets .....................       1.41%(4,5)       1.40%              1.44%(4)        1.48%(4,5)
 Ratio of Adjusted  Expenses to Average Net Assets (1) .......       1.81%(5)         1.80%              1.78%           1.81%(5)
 Ratio of Net  Investment  Income to Average Net Assets ......       4.79%(5)         4.56%              4.36%           4.58%(5)
 Ratio of Adjusted Net Investment  Income to Average Net Assets (1)  4.39%(5)         4.16%              3.98%           4.20%(5)
 Portfolio Turnover Rate .....................................         46%              46%                58%             36%
 Expense and Fee Reduction Per Share .........................       $0.04            $0.05(7)           $0.04(7)        $0.02(7)



                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       12

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Financial Highlights (continued)
--------------------------------------------------------------------------------

                                                                                           PERIOD FROM
                                                                                          APRIL 1, 1999
                                                                                         (COMMENCEMENT OF
                                                                                          OPERATIONS) TO        SIX MONTHS ENDED
                                                                                         FEBRUARY 29, 2000     FEBRUARY 29, 2000
                                                                                           (UNAUDITED)            (UNAUDITED)
                                                                                         -----------------     -----------------

CLASS C
Per Share Operating Performance
 Net Asset Value, Beginning of Period ................................................          $12.39              $11.76
                                                                                            ----------          ----------
 Net Investment Income (7) ...........................................................            0.22                0.26
 Net Realized and Unrealized Loss on Investments and Financial Futures Contracts .....           (0.63)              (0.41)
                                                                                            ----------          ----------
  Total from Investment Operations ...................................................           (0.41)              (0.15)
                                                                                            ----------          ----------
 Less Distributions:
  Dividends from Net Investment Income ...............................................           (0.22)              (0.26)
                                                                                            ----------          ----------
 Net Asset Value, End of Period ......................................................          $11.76              $11.35
                                                                                            ==========          ==========
 Total Investment Return at Net Asset Value (2) ......................................          (3.24%)(6)          (1.23%)(6)
 Total Adjusted Investment Return at Net Asset Value (2,3) ...........................          (3.40%)(6)          (1.42%)(6)

Ratios and Supplemental Data
 Net Assets, End of Period (000s omitted) ............................................             $94                 $60
 Ratio of Expenses to Average Net Assets .............................................           1.44%(4,5)          1.48%(4,5)
 Ratio of Adjusted Expenses to Average Net Assets (1) ................................           1.78%(5)            1.81%(5)
 Ratio of Net Investment Income to Average Net Assets ................................           1.78%(5)            4.35%(5)
 Ratio of Adjusted Net Investment Income to Average Net Assets (1) ...................           1.78%(5)            3.97%(5)
 Portfolio Turnover Rate .............................................................             58%                 36%
 Expense and Fee Reduction Per Share (7) .............................................           $0.04               $0.02(7)


(1) Unreimbursed, without fee reduction.
(2) Assumes dividend reinvestment and does not reflect the effect of sales charges.
(3) An estimated total return calculation that does not take into consideration fee reductions by the Adviser during the periods shown.
(4) The Ratio of Expenses to Average Net Assets for the periods ending on or after August 31, 1996 excludes the effect of balance credits described in Note
    B. If these expense reductions were included, the Ratio of Expenses to Average
    Net Assets would have been 0.70% for Class A and 1.40% for Class B and Class C for the applicable periods ending on August 31, 1996 to August 31, 1999. The
    Ratio of Expenses to Average Net Assets would have been 0.73% for Class A and
    1.43% for Class B and Class C for the period ended February 29, 2000.
(5) Annualized.
(6) Not annualized.
(7) Based on the average of the shares outstanding at the end of each month.
(8) Less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       13

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


Schedule of Investments
February 29, 2000  (Unaudited)
--------------------------------------------------------------------------------

         The Schedule of Investments is a complete list of all securities owned by the New York Tax-Free Income Fund on February 29, 2000. The schedule consists of one main category: tax-exempt long-term bonds. The tax-exempt bonds are broken down by state or territory. Under each state or territory is a list of the securities owned by the Fund.

                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                               ---------   -----------   ------------  -----------  ---------  -----------

TAX-EXEMPT LONG-TERM BONDS
New York (87.65%)
 Albany Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Cap Apprec Ser 2000A ...............    Zero        12-01-22        AAA          $540       $136,372    6.14%
 Glen Cove Housing Auth,
  Rev Sr Living Facil The Mayfair Proj .................   8.250%       10-01-26        BB+         1,000      1,049,130    7.86
 Islip Community Development Agency,
  Community Dev Rev Ref NY Institute of Technology Proj    7.500        03-01-26        BB-         1,500      1,553,430    7.24
 Long Island Power Auth,
  Elec Sys Rev Ser 1998A ...............................    Zero        12-01-16        AAA         2,250        838,305    5.98
 Metropolitan Transportation Auth,
  Commuter Facil Rev 1987 Serv Contract Ser 3 ..........   7.375        07-01-08        Baa1        1,000      1,095,310    6.73
  Commuter Facil Rev 1992 Serv Contract Ser N ..........   7.125        07-01-09        A-          1,000      1,061,800    6.71
 New York City Housing Development Corp,
  Multi-Family Mtg Rev FHA Ins Mtg Ln 1993 Ser A .......   6.550        10-01-15        AAA         1,000      1,035,690    6.32
 New York City Industrial Development Agency,
  Rev Ref LaGuardia Assoc LP Proj ......................   6.000        11-01-28        BB+           500        425,715    7.05
  Spec Facil Rev 1990 American Airlines Inc Proj .......   5.400        07-01-19        BBB-          250        214,787    6.29
 New York City Municipal Water Finance Auth,
  Wtr & Swr Sys Rev Ser 1999A ..........................   5.500        06-15-32        AAA         2,250      2,064,690    5.99
  Wtr & Swr Sys Rev Ref Ser 1996A ......................   5.375        06-15-26        AAA         1,000        903,120    5.95
  Wtr & Swr Rev Ref 1997 Ser C .........................   5.000        06-15-21        AAA           500        432,200    5.78
  Wtr & Swr Sys Rev Ser 1998D ..........................   4.750        06-15-25        AAA         2,000      1,634,100    5.81
 New York City Trans Authority,
  Metropolitan Transportation Auth Triborough ..........   5.250        01-01-29        AAA         1,000        885,200    5.93
  Future Tax Sec Bond Ser 2000B ........................   6.000        11-15-29        AA          1,000        995,770    6.03
 New York Local Government Assistance Corp,
  Rev Ref 1993 Ser C ...................................   5.500        04-01-17        AA-         1,000        976,150    5.63
  Rev Ref Cap Apprec Ser 1993 C ........................    Zero        04-01-14        AAA         1,100        487,520    5.86
 New York State Dormitory Auth,
  City Univ Rev Iss Ser U Unref Bal ....................   6.375        07-01-08        BBB+          210        218,054    6.14
  Concord Nursing Home Inc Rev .........................   6.500        07-01-29        A1            500        503,320    6.46
  Genessee Valley Presbyterian Nursing Center
   FHA-Ins Mtg Rev Ser 1992B ...........................   6.850        08-01-16        AA            250        258,458    6.63
  KMH Homes Inc FHA-Ins Mtg Rev Ser 1991 ...............   6.950        08-01-31        AA          1,200      1,246,320    6.69
  Nyack Hosp Rev Ser 1996 ..............................   6.250        07-01-13        Baa2          500        470,820    6.64
  State Univ Ed Facil Rev ..............................   5.750        05-15-24        AAA           250        242,667    5.92
  State Univ Ed Facil Rev Ser 1990A ....................   7.700        05-15-12        A             300        308,205    7.50


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       14

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                               ---------   -----------   ------------  -----------  ---------  -----------

New York (continued)
 New York State Dormitory Auth (continued),
  State Univ Ed Facil Rev Ser 1993A ....................    5.250%      05-15-15        AAA         $1,000     $959,450    5.47%
  State Univ Ed Facil Rev Ser 1993A ....................    5.500       05-15-19        A            2,000    1,893,200    5.81
  Univ of Rochester Rev Ser 1987 Unref Bal .............    6.500       07-01-09        A+              20       20,237    6.42
  Univ or Rochester Rev Ser 1998A ......................    5.000       07-01-23        AAA          1,000      860,620    5.81
  Univ Rochester Rev Ser B .............................    5.625       07-01-24        A+           1,000      940,080    5.98
 New York State Environmental Facilities Corp,
  State Wtr Poll Control Rev Rites-PA 174 ..............    9.816#      06-15-11        AAA            500      588,125    8.35
  State Wtr Poll Control Revolving Fund Rev Ser 1990A ..    7.500       06-15-12        AA             630      648,005    7.29
  State Wtr Poll Control Revolving Fund Rev Ser 1991E
  Unref Bal ............................................    6.875       06-15-10        AA+             40       41,830    6.57
 New York State Housing Finance Agency,
  Ins Multi-Family Mtg Hsg 1992 Ser C ..................    6.450       08-15-14        AAA            500      512,205    6.30
  Ins Multi-Family Mtg Hsg 1994 Ser B ..................    6.250       08-15-14        AAA            735      754,580    6.09
  Ins Multi-Family Mtg Hsg 1994 Ser C ..................    6.450       08-15-14        Aa1          1,000    1,036,410    6.22
 New York State Medical Care Facilities Finance Agency,
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser B Preref ....    6.950       02-15-32        AA             170      180,022    6.56
  Hosp & Nursing Home Ins Mtg Rev 1992 Ser Unref Bal ...    6.950       02-15-32        AA             830      878,929    6.56
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Preref .....    7.875       08-15-20        AAA            175      181,442    7.60
  Mental Hlth Serv Facil Imp Rev 1990 Ser B Unref Bal ..    7.875       08-15-20        A-              65       67,198    7.62
  Mental Hlth Serv Facil Imp Rev 1991 Ser A Unref Bal ..    7.750       08-15-11        A3              20       20,947    7.40
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Preref .....    7.625       08-15-17        A               80       84,478    7.22
  Mental Hlth Serv Facil Imp Rev 1991 Ser B Unref Bal ..    7.625       08-15-17        A              165      175,276    7.18
  Mental Hlth Serv Facil Imp Rev 1991 Ser C Unref Bal ..    7.300       02-15-21        A3              35       36,801    6.94
  Rev Mental Hlth 1994 Ser E Preref ....................    6.250       08-15-19        AAA          1,470    1,568,343    5.86
  Rev Mental Hlth 1994 Ser E Unref Bal .................    6.250       08-15-19        AAA             30       30,396    6.17
 New York State Mortgage Agency,
  Homeowner Mtg Rev Ser 27 .............................    6.900       04-01-15        Aa2          1,175    1,236,053    6.56
  Homeowner Mtg Rev Ser 28 .............................    7.050       10-01-23        Aa2            500      513,835    6.86
  Homeowner Mtg Rev Ser 57 .............................    6.300       10-01-17        Aa2            500      509,350    6.18
  Homeowner Mtg Rev Ser 84 .............................    5.900       04-01-22        Aa1          1,000      954,630    6.18
  Homeowner Mtg Rev Ser EE-4 ...........................    7.800       10-01-13        Aa2            300      307,848    7.60
  Homeowner Mtg Rev Ser VV .............................    7.375       10-01-11        Aa2             70       72,197    7.15
 New York State Power Auth,
  Gen Purpose Ser W ....................................    6.500       01-01-08        AAA            250      267,040    6.09
 New York State Urban Development Corp,
  Correctional Cap Facil Proj Rev Ser 7 ................    5.700       01-01-16        A-             500      483,370    5.90
  Correctional Facil Serv Contract Rev Ser 1998A .......    5.000       01-01-28        AAA          1,000      845,220    5.92
  Correctional Facil Serv Contract Rev Ser 1998B .......    4.750       01-01-28        AAA          1,000      808,780    5.87
 New York, City of,
  GO Fiscal 1991 Ser B .................................    8.250       06-01-07        A-             200      233,360    7.07
  GO Fiscal 1991 Ser D Preref ..........................    8.000       08-01-04        A-             245      260,217    7.53
  GO Fiscal 1991 Ser D Unref Bal .......................    8.000       08-01-04        A-               5        5,285    7.57
  GO Fiscal 1991 Ser F Preref ..........................    8.200       11-15-03        AAA            230      246,903    7.64
  GO Fiscal 1991 Ser F Unref Bal .......................    8.200       11-15-03        A-              20       21,351    7.68
  GO Fiscal 1992 Ser A Preref ..........................    7.750       08-15-12        A-               5        5,300    7.31


                       SEE NOTES TO FINANCIAL STATEMENTS.

                                       15

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund


                                                                                                  PAR VALUE                YIELD
                                                         INTEREST      MATURITY       CREDIT        (000s       MARKET      AT
STATE, ISSUER, DESCRIPTION                                 RATE          DATE         RATING*      OMITTED)     VALUE      MARKET +
--------------------------                               ---------   -----------   ------------  -----------  ---------  -----------

New York (continued)
 New York, City of (continued),
  GO Fiscal 1992 Ser B Unref Bal .......................   7.000%       10-01-13        A-           $10        $10,596     6.61%
  GO Fiscal 1992 Ser C Preref ..........................   7.500        08-01-21        A-            20         21,531     6.97
  GO Fiscal 1992 Ser H Unref Bal .......................   7.000        02-01-22        A-            25         26,269     6.66
  GO Fiscal 1998 Ser J .................................   5.300        08-01-24        A-           350        309,890     5.99
 New York, State of,
  GO Environmental Quality Fiscal 1994 .................   6.500        12-01-14        A+         1,000      1,079,520     6.02
 Port Auth of New York and New Jersey,
  Spec Proj KIAC Partners Proj Ser 4 ...................   6.750        10-01-19        BBB        2,500      2,505,425     6.74
 Triborough Bridge & Tunnel Auth,
  Gen Purpose Rev Ser 1993 .............................    Zero        01-01-21        AAA        1,500        426,225     6.13
  Gen Purpose Rev Ref Ser 1997A ........................   5.250        01-01-28        A+         1,000        881,880     5.95
  Gen Purpose Rev Ser 1999B ............................   5.375        01-01-19        A+         2,425      2,249,964     5.79
  Spec Oblig Ref Ser 1991B .............................   6.875        01-01-15        A-           500        517,830     6.64
                                                                                                             ----------
                                                                                                             45,315,576
                                                                                                             ----------
Puerto Rico (8.31%)
 Puerto Rico Aqueduct and Sewer Auth,
  Ref Pars & Inflos Ser 1995 Gtd by the
   Commonwealth of Puerto Rico .........................   7.845#       07-01-11        AAA       2,000       2,225,000     7.05
 Puerto Rico Public Building Auth,
  Rev Gtd Govt Facil Ser A .............................   6.250        07-01-12        AAA       1,110       1,204,517     5.76
 Puerto Rico, Commonwealth of,
  GO Cap Apprec Ref Pub Imp Ser 1998 ...................    Zero        07-01-14        A         2,000         868,820     5.90
                                                                                                             ----------
                                                                                                              4,298,337
                                                                                                             ----------
Virgin Islands (2.75%)
 Virgin Islands Pub Fin Auth Rev,
  Rcpts Taxes Ln Ser A .................................   6.500        10-01-24        BBB-        535         529,136     6.57
 Virgin Islands Public Finance Auth,
  Rev Sub Lien Fund Ln Notes Ser 1998E .................   5.875        10-01-18        BB+       1,000         892,510     6.58
                                                                                                             ----------
                                                                                                              1,421,646
                                                                                                             ----------
                                                            TOTAL TAX-EXEMPT LONG-TERM BONDS
                                                                          (Cost $50,999,728)    (98.71%)     51,035,559
                                                                                                -------      ----------
                                                           OTHER ASSETS AND LIABILITIES, NET     (1.29%)        665,285
                                                                                                -------      ----------
                                                                            TOTAL NET ASSETS   (100.00%)    $51,700,844
                                                                                               ========     ===========

* Credit ratings are unaudited and rated by Standard & Poor's where available, or Moody's Investors Service, Fitch or John Hancock Advisers, Inc. where
  Standard & Poor's are not available.

+ The yield is not calculated in accordance with guidelines established by the U.S. Securities & Exchange Commission and is unaudited. Zero coupon yields are at yield to maturity.

# Represents rate in effect on February 29, 2000. The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.


                       SEE NOTES TO FINANCIAL STATEMENTS.

=============================FINANCIAL STATEMENTS===============================

               John Hancock Funds - New York Tax-Free Income Fund

Portfolio Concentration (Unaudited)
--------------------------------------------------------------------------------

The New York Tax-Free Income Fund invests primarily in securities issued by the state of New York and its various political subdivisions. The performance of the Fund is closely tied to the economic conditions within the state and the financial condition of the state and its agencies and municipalities. The concentration of investments by states and credit ratings for individual securities held by the Fund are shown in the schedule of investments. In addition, the concentration of investments can be aggregated by various sector categories. The table below shows the Fund's investments at February 29, 2000, assigned to the various sector categories.

                                                                   MARKET VALUE
                                                                 AS A PERCENTAGE
                                                                    OF FUND'S
SECTOR DISTRIBUTION                                                 NET ASSETS
-------------------                                              ---------------
General Obligation ..............................................      8.30%
Revenue Bonds - Authority .......................................      4.68
Revenue Bonds - Building ........................................      3.20
Revenue Bonds - Combined ........................................     10.08
Revenue Bonds - Education .......................................     13.53
Revenue Bonds - Electric ........................................      6.98
Revenue Bonds - Environment .....................................      1.14
Revenue Bonds - General Purpose .................................      6.06
Revenue Bonds - Health ..........................................     10.06
Revenue Bonds - Housing .........................................     15.44
Revenue Bonds - Industrial Development ..........................      1.24
Revenue Bonds - Industrial Revenue ..............................      0.97
Revenue Bonds - Other ...........................................      3.76
Revenue Bonds - Transportation ..................................      7.71
Revenue Bonds - Water & Sewer ...................................      5.56
                                                                 ----------
                                 TOTAL TAX-EXEMPT LONG-TERM BONDS     98.71%
                                                                 ==========


                       SEE NOTES TO FINANCIAL STATEMENTS.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


(UNAUDITED)

NOTE A -

ACCOUNTING POLICIES

John Hancock Tax-Exempt Series Fund (the "Trust") is a diversified open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of two series: John Hancock New York Tax-Free Income Fund (the "Fund") and John Hancock Massachusetts Tax-Free Income Fund. The other series of the Trust is reported in separate financial statements. The investment objective of the Fund is to provide as high a level of current income exempt from both federal income taxes and New York personal income taxes as is consistent with preservation of capital.

         The Trustees have authorized the issuance of multiple classes of shares of the Fund, designated as Class A, Class B and Class C shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that certain expenses subject to the approval of the Trustees may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission and the Internal Revenue Service. Shareholders of a class which bears distribution and service expenses under terms of a distribution plan have exclusive voting rights to that distribution plan.

         Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt investments maturing within 60 days are valued at amortized cost, which approximates market value.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly owned subsidiary of The Berkeley Financial Group, Inc., may participate in a joint repurchase agreement. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investment, to its shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Interest income on investment securities is recorded on the accrual basis.

         The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class.

PREMIUM AND DISCOUNT For tax-exempt issues, the Fund amortizes the amount paid in excess of par value on securities purchased from either the date of purchase or date of issue to date of sale, maturity or to next call date, if applicable. The Fund accretes original issue discount from par value on securities purchased from either the date of issue or the date of purchase over the life of the security, as required by the Internal Revenue Code. The Fund records market discount on bonds purchased after April 30, 1993, at time of disposition.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are calculated at the Fund level and allocated daily to each class of shares based on the relative net assets of the respective classes. Distribution and service fees, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and relative size of the funds.

USE OF ESTIMATES The preparation of these financial statements in accordance with generally accepted accounting principles incorporates estimates made by management in determining the reported amounts of assets, liabilities, revenues and expenses of the Fund. Actual results could differ from these estimates.

BANK BORROWINGS The Fund is permitted to have bank borrowings for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Fund entered into a syndicated line of credit agreement with various banks. This agreement enables the Fund to participate with other funds managed by the Adviser in unsecured lines of credit with banks, which permit borrowings of up to $500 million, collectively. Interest is charged to each fund based on its borrowings. In addition, a commitment fee is charged based on the average daily unused portion of the line of credit and is allocated among the participating funds. The Fund had no borrowing activity for the period ended February 29, 2000.

FINANCIAL FUTURES CONTRACTS The Fund may buy and sell financial futures contracts to hedge against the effects of fluctuations in interest rates and other market conditions. Buying futures tends to increase the Fund's exposure to the underlying instrument. Selling futures tends to decrease the Fund's exposure to the underlying instrument or hedge other Fund instruments. At the time the Fund enters into a financial futures contract, it will be required to deposit with its custodian a specified amount of cash or U.S. government securities, known as "initial margin," equal to a certain percentage of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price on the board of trade or U.S. commodities exchange on which it trades. Subsequent payments to and from the broker, known as "variation margin," are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," will be recorded by the Fund as unrealized gains or losses.

         When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility that there may be an illiquid market and/or that a change in the value of the contracts may not correlate with changes in the value of the underlying securities. In addition, the Fund could be prevented from opening or realizing the benefits of closing out futures positions because of position limits or limits on daily price fluctuation imposed by an exchange.

         For federal income tax purposes, the amount, character and timing of the Fund's gains and/or losses can be affected as a result of futures contracts.

         At February 29, 2000, there were no open positions in financial futures contracts.

OPTIONS The Fund may purchase or sell options contracts. Listed options will be valued at the last quoted sales price on the exchange on which they are primarily traded. Over-the-counter options will be valued at the mean between the last bid and asked prices. Upon the writing of a call or put option, an amount equal to the premium received by the Fund will be included in the Statement of Assets and Liabilities as an asset and corresponding liability. The amount of the liability will be subsequently marked to market to reflect the current market value of the written option.

         The Fund may use options contracts to manage its exposure to the price volatility of financial instruments. Writing puts and buying calls will tend to increase the Fund's exposure to the underlying instrument and buying puts and writing calls will tend to decrease the Fund's exposure to the underlying instrument, or hedge other Fund investments.

         The maximum exposure to loss for any purchased options will be limited to the premium initially paid for the option. In all other cases, the face (or "notional") amount of each contract at value will reflect the maximum exposure of the Fund in these contracts, but the actual exposure will be limited to the change in value of the contract over the period the contract remains open.

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


         Risks may also arise if counterparties do not perform under the contract's terms ("credit risk"), or if the Fund is unable to offset a contract with a counterparty on a timely basis ("liquidity risk"). Exchange-traded options have minimal credit risk as the exchanges act as counterparties to each transaction, and only present liquidity risk in highly unusual market conditions. To minimize credit and liquidity risks in over-the-counter options contracts, the Fund will continuously monitor the creditworthiness of all its counterparties.

         At any particular time, except for purchased options, market or credit risk may involve amounts in excess of those reflected in the Fund's year-end Statement of Assets and Liabilities.

         At February 29, 2000, there were no written option transactions.

NOTE B -

MANAGEMENT FEE AND TRANSACTIONS

WITH AFFILIATES AND OTHERS

Under the present investment management contract, the Fund pays a monthly management fee to the Adviser for a continuous investment program equivalent, on an annual basis, to the sum of (a) 0.500% of the first $250,000,000 of the Fund's average daily net asset value, (b) 0.450% of the next $250,000,000, (c) 0.425% of the next $500,000,000, (d) 0.400% of the next $250,000,000 and (e)
0.300% of the Fund's average daily net asset value in excess of $1,250,000,000.

         Effective January 1, 2000, the Adviser has voluntarily agreed to limit the Fund's expenses to the extent required to prevent expenses from exceeding 0.80%, 1.50% and 1.50% of the average net assets attributable to Class A, Class B and Class C, respectively. Prior to January 1, 2000, the expense limitations were 0.70%, 1.40% and 1.40% of the average net assets attributable to Class A, Class B and Class C, respectively. Accordingly, for the period ended February 29, 2000, the reduction in the Adviser's fee collectively with any additional amounts not borne by the Fund by virtue of the expense limit amounted to $90,887. This limitation may not be discontinued until December 31, 2000.

         The Fund has an agreement with its custodian bank under which $13,333 of custodian fees have been reduced by balance credits applied during the period ended February 29, 2000. If the Fund had not entered into this agreement, the assets not invested, on which these balance credits were earned, could have produced taxable income.

         The Fund has a distribution agreement with John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser. For the period ended February 29, 2000, net sales charges received with regard to sales of Class A shares amounted to $14,146. Out of this amount, $2,725 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $4,313 was paid as sales commissions to unrelated broker-dealers and $7,108 was paid as sales commissions to sales personnel of Signator Investors, Inc. ("Signator Investors"), a related broker-dealer, formerly known as John Hancock Distributors, Inc. The Adviser's indirect parent, John Hancock Life Insurance Company ("JHLICo"), is the indirect sole shareholder of Signator Investors.

         Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses for providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended February 29, 2000, the contingent deferred sales charges received by JH Funds amounted to $8,191.

         Class C shares which are redeemed within one year of purchase will be subject to a CDSC at a rate of 1.00% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from the CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class C shares. For the period ended February 29, 2000, the contingent deferred sales charges received by JH Funds amounted to $2,657.

         In addition, to reimburse JH Funds for the services it provides as distributor of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A, Class B and Class C shares pursuant to

=========================NOTES TO FINANCIAL STATEMENTS==========================

               John Hancock Funds - New York Tax-Free Income Fund


Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to JH Funds for distribution and service expenses, at an annual rate not to exceed 0.30% of Class A average daily net assets and 1.00% of Class B and Class C average daily net assets to reimburse JH Funds for its distribution and service costs. A maximum of 0.25% of such payments may be service fees as defined by the Conduct Rules of the National Association of Securities Dealers. Under the Conduct Rules, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances.

         The Fund has a transfer agent agreement with John Hancock Signature Services, Inc. ("Signature Services"), an indirect subsidiary of JHLICo. The Fund pays transfer agent fees based on the number of shareholder accounts and certain out-of-pocket expenses.

         The Fund has an agreement with the Adviser to perform necessary tax, accounting and legal services for the Fund. The compensation for the period was at an annual rate of less than 0.02% of the average net assets of the Fund.

         Mr. Stephen L. Brown, Ms. Maureen R. Ford, Ms. Anne C. Hodsdon and Mr. Richard S. Scipione are directors and/or officers of the Adviser and/or its affiliates, as well as Trustees of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. The unaffiliated Trustees may elect to defer, for tax purposes, their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund makes investments into other John Hancock funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability are recorded on the Fund's books as an other asset. The deferred compensation liability and the related other asset are always equal and are marked to market on a periodic basis to reflect any income earned by the investment as well as any unrealized gains or losses. The investment had no impact on the operations of the Fund.

NOTE C -

INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than obligations of the U.S. government and its agencies and short-term securities, during the period ended February 29, 2000, aggregated $19,293,933 and $23,484,082, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended February 29, 2000.

         The cost of investments owned at February 29, 2000, for federal income tax purposes was $50,999,728. Gross unrealized appreciation and depreciation of investments aggregated $1,082,271 and $1,046,440, respectively, resulting in net unrealized appreciation of $35,831.

=====================================NOTES======================================

               John Hancock Funds - New York Tax-Free Income Fund

=====================================NOTES======================================

               John Hancock Funds - New York Tax-Free Income Fund

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--------------------------------------------------------------------------------

This report is for the information of shareholders of the John Hancock New York Tax-Free Income Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.


[LOGO] Printed on Recycled Paper                                      760SA 2/00
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